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                                                                   EXHIBIT 10.34

                        KEY PRINCIPAL RECOURSE AGREEMENT

        This Key Principal Recourse Agreement ("Agreement") is made as of this 1st day of June, 1999 by Candlewood Hotel Company, Inc., a Delaware corporation ("Candlewood") for the benefit of Boston Capital Institutional Advisors LLC, a Delaware limited liability company (the "Lender").

                                   WITNESSETH:

        WHEREAS, Candlewood owns certain interests in Candlewood Hotel Company Fund I, LLC (the "Borrower"); and

        WHEREAS, the Lender intends to enter into a certain Loan Agreement of even date herewith (as amended, modified and from time to time in effect, the "Loan Agreement") pursuant to which the Lender will make certain loan advances to the Borrower to enable the Borrower through Wholly Owned Subsidiaries to finance a portion of the cost of acquisition of certain parcels of real property and the construction of extended-stay hotel projects thereon; and

        WHEREAS, the Loan is to be evidenced by a certain Promissory Note of even date herewith (as amended, modified and from time to time in effect, the "Note") from the Borrower to the order of the Lender;

        WHEREAS, as a condition to the Lender entering into the Loan Agreement and making the Loan, Candlewood is required to execute and deliver this Agreement; and

        WHEREAS, Candlewood desires to execute and deliver this Agreement;

        NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding any contrary provisions contained in the Note or any of the other Loan Documents, Candlewood hereby agrees with and for the benefit of the Lender as follows:

        1. Certain Definitions. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.


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        2. Certain Recourse Matters.

                2.1. Loan Obligations. Following any Triggering Event (as hereinafter defined), Candlewood agrees to be liable for the full payment and performance of all Loan Obligations to the Lender, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or subsequently arising by contract, operation of law or otherwise, including, without limitation, those arising under or in connection with the Note, the Loan Agreement and the other Loan Documents. Candlewood's obligations hereunder are not conditioned upon any requirement that the Lender first attempt to collect any of the Loan Obligations from the Borrower or any of the other Obligors or to enforce any of the Loan Obligations against the Borrower or any of the other Obligors.

                2.2. Indemnity. Following any Triggering Event, Candlewood hereby covenants and agrees (a) to indemnify and hold the Lender harmless from and against any and all losses, damages, costs, expenses (including reasonable attorneys' fees) or disbursements of any kind whatsoever which may at any time be suffered or incurred by the Lender in connection with the Loan or any Loan Document including without limitation all costs and expenses under Section 9.1 of the Loan Agreement; and (b) to defend the Lender from and against any and all claims, demands, causes of action, actions, suits, liabilities and obligations which may be asserted against the Lender in connection with the Loan or any Loan Document.

                2.3. Triggering Event. The term "Triggering Event" means any of the following: (a) fraud or intentional misrepresentation by the Borrower, Candlewood or any Hotel Owner or any representative thereof in connection with the execution, delivery, or performance of any Loan Document; (b) the Borrower's or any Hotel Owner's application or appropriation in intentional violation of the Loan Documents of any amounts (including without limitation all rents, revenues, profits and capital contributions and all loan, insurance and taking proceeds) received by the Borrower or such Hotel Owner in respect of any Approved Project including, without limitation, any prohibited Distribution; (c) any act of intentional waste or arson by the Borrower, Candlewood or any Hotel Owner with respect to any Approved Project; (d) the Borrower or any Hotel Owner paying any fees, commissions, amounts or any other Distributions in intentional violation of the terms of any Loan Document or the Borrower's or any Hotel Owner's Charter (regardless of whether Candlewood receives or benefits from such payments); (e) a voluntary bankruptcy filing by Borrower ("Voluntary Bankruptcy"); or (f) an involuntary bankruptcy filing against Borrower brought by the undersigned or any entity controlled directly or indirectly by (meaning more than fifty percent (50%) of the beneficial interest in such entity is owned, directly or indirectly, by) the undersigned ("Related Party Filing"). Notwithstanding the foregoing, any action or inaction (including a Voluntary Bankruptcy or Related Party Filing) of Borrower or a Hotel Owner that would otherwise be a Triggering Event as



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        herein defined shall not be a Triggering Event if such action or inaction is performed or caused solely by BCIA CW Member, LLC or its successors and assigns.

        3. Intentionally Omitted.

        4. Representations and Warranties. Candlewood hereby represents and warrants to the Lender as follows:

                4.1. Consideration. (a) it is directly or indirectly the owner and holder of the membership interests in the Borrower and a vendor to the Hotel Owners; (b) the Loan will inure directly or indirectly to its benefit; and (c) after giving effect to its probable liability under this Agreement, it is receiving at least reasonably equivalent consideration from the Lender for entering into this Agreement.

                4.2. Authority. (a) it is a duly organized and validly existing corporation, in good standing under the laws of Delaware with power adequate for the execution, delivery and performance of its obligations under each Loan Document to which it is a party and grant to the Lender the security interest in the Loan Security owned by it to secure the Loan Obligations; (b) it has full power and authority to carry on its business; and (c) its Board of Directors has approved the Loan and the Letter of Intent dated February 17, 1999 relating to the Loan and certain associated transactions.

                4.3. Execution and Deliver; Binding Obligation. (a) each Loan Document to which it is a party has been duly executed and delivered on its behalf pursuant to authority legally adequate therefor; (b) each Loan Document to which it is a party is in full force and effect and has not been amended; and (c) each Loan Document to which it is a party is a legal, valid and binding obligation of Candlewood, enforceable against Candlewood in accordance with its terms, subject to the effect of federal and state bankruptcy, insolvency and similar laws, and general principals of equity.

                4.4. No Violation. (a) it is not in violation of any term or provision of its Charter or By-laws or of any agreement or other instrument which is material to its business or assets, or, to its knowledge, of any judgment, decree, governmental order, statute, rule or regulation by which it is bound or to which any of its assets are subject which is material to its business or assets; (b) the execution, delivery and performance of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby will not violate or constitute a default under any term or provision of its Charter or By-laws or of any other document or agreement to which it is a party or by which it may be bound or affected which is material to its business or assets and none of such instruments imposes or is made in contemplation of any obligation which is or will be inconsistent with any other obligations imposed upon it under any Loan Document; and (c) to its knowledge, no approval by, authorization of, or filing with



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        any board, agency or authority is necessary in connection with its execution and delivery of any Loan Document.

                4.5. Deliveries; Financial Matters. (a) all statements, financial or otherwise, submitted by it to the Lender in connection with the transactions contemplated by the Loan are true and correct in all material respects (but the Lender acknowledges that the proforma financial statements are not a guarantee that the projected results will actually occur); and (b) it has made no additional borrowings and incurred no additional material liabilities since December 31, 1998 which would, individually or in the aggregate, have a material effect upon such financial statements.

                4.6. No Proceedings. (a) there are no actions, suits, proceedings (including, without limitation, any condemnation proceeding, any proceeding in the nature of bankruptcy or for reorganization or arrangement or any proceeding by any governmental authority) or investigations at law or in equity before or by any court or public board or body pending or, to its knowledge, threatened or contemplated against or affecting it, wherein an unfavorable decision, ruling or finding would in any material respect adversely affect the validity or enforceability of any Loan Document to which it is a party, its condition (financial or otherwise) or its ability to meet its obligations under any Loan Document to which it is a party, except actions, suits, proceedings or investigations fully covered by insurance and fully disclosed to the Lender; and (b) it is not in violation or default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority affecting it which violation or default would in any material respect adversely affect its business or assets.

        5. Waivers.

                5.1. Waivers Generally. Candlewood hereby acknowledges receipt of a copy of the Loan Agreement and each other Loan Document as in effect on the date hereof, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed. Candlewood hereby waives (a) presentment, demand for payment and protest of nonpayment of any of the Loan Obligations, and notices of protest, dishonor and nonperformance; (b) notice of acceptance of this Agreement and notice that loan advances have been made by the Lender in reliance hereon; (c) notice of any Event of Default; (d) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies with respect to the Loan Agreement or any other Loan Document or any Obligor or guarantor of the Loan Obligations and any requirements of diligence or promptness on the Lender's part in connection therewith; (e) any defense based on an election of remedies by the Lender; (f) to the extent it lawfully may do so, any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; and (g) to the extent it lawfully may do so, any and all demands and notices



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        of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law, and defense
        (other than payment) of any kind which it may now or hereafter have with respect to the Loan Agreement or any other Loan Document, or any guaranty of or any collateral securing the Loan Obligations. No delay or omission on the Lender's part in exercising any right under the Loan Agreement or any other Loan Document, or under any guaranty of the Loan Obligations, or with respect to any other collateral securing the Loan Obligations, shall operate as a waiver or relinquishment of such right. To the extent Candlewood may lawfully do so, it hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert, any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of the Loan Obligations. The obligations of Candlewood under this Agreement shall not be affected by the invalidity or unenforceability of any of the Loan Obligations as against any other person. For purposes of this Agreement, the Loan Obligations shall be due and payable when and as the same shall be so due and payable under the terms of the Loan Agreement or any other Loan Document, notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under Title 11 of the United States Code, as from time to time in effect, or other applicable law.

                5.2. Waivers of Subrogation. Candlewood hereby covenants and agrees that (a) it will not enforce or otherwise exercise any rights of reimbursement, subrogation, offset, contribution or other similar rights or claims with respect to the obligations and indemnification provided for herein against any Person, including, without limitation, the Borrower or any other Obligor, prior to the full and indefeasible payment and performance of the Loan Obligations; and (b) it hereby waives all rights of reimbursement, subrogation, offset, contribution and all other similar rights and claims against the Borrower or any other Obligor arising whether by contract or operation of law out of or in connection with any payment made under this Agreement prior to the full payment and performance of the Loan Obligations and within one year after the full payment and performance of the Loan Obligations or such lesser time if such payments can no longer be voided by the bankruptcy of Candlewood. The provisions set forth in this Section 5.2 may not be altered, amended or waived without the express written consent of the Lender and shall survive the full payment and performance of the Loan Obligations and the termination of this Agreement.

                5.3. The Lender's Power to Waive. Candlewood hereby grants to the Lender full power in its uncontrolled discretion, without notice to it, such notice being hereby expressly waived, and without in any way affecting its liability under this Agreement (a) to waive compliance with and any Event of Default under, and to consent to any amendment or change of any terms of the Loan Agreement or any other Loan Document other than this Agreement, and any guaranty thereof, each to the extent that



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        it affects the Loan Obligations from time to time; (b) to grant any extensions or renewals of the Loan Obligations and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto; and (c) to take other Loan Security in any form for the Loan Obligations and to consent to the addition to or the substitution, exchange, release or other disposition of, and to deal in any other manner with, all or any part of the security which secures the Loan Obligations, whether or not the property, if any received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of.

        6. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and delivered by hand or mailed, postage prepaid, by registered or certified mail, return receipt requested or by a nationally recognized overnight courier for delivery the next Business Day. Notices shall be deemed given (a) when delivered if delivered by hand, (b) three
(3) Business Days after mailing by registered or certified mail or (c) the next Business Day following deposit with a nationally recognized overnight courier. All notices shall be addressed:

        If to Candlewood, to:

        Candlewood Hotel Company, Inc.
        8621 East 21st Street North, Suite 200
        Wichita, KS 67206
        Attn: Warren D. Fix

        with a copy to:

        Latham & Watkins
        Sears Tower, Suite 5800
        Chicago, IL 60606
        Attn: Kenneth D. Crews, Esq.

        If to the Lender, to:

        Boston Capital Institutional Advisors LLC
        One Boston Place
        Boston, MA 02108
        Attn: William H. Kremer



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        with a copy to:

        Ropes & Gray
        One International Place
        Boston, MA 02110
        Attn: Walter R. McCabe III, Esq.

        with an additional copy to

        Massachusetts Mutual Life Insurance Company
        Real Estate Finance Group
        1295 State Street K161
        Springfield, MA 01111-0001
        Attn: Robert F. Little

        Either party hereto may from time to time change its address by providing notice to the other party hereto in accordance with the requirements of this Section 6.

        If the Lender commences an action against Candlewood to enforce any of the terms hereof or because of the breach by Candlewood of any of the terms hereof, or for the recovery of any sum secured hereby, Candlewood shall pay to the Lender's reasonable attorneys' fees and all costs and expenses. The right to such reasonable attorneys' fees and all costs and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Candlewood breaches any term of this Agreement, the Lender may employ any attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Candlewood, Candlewood shall pay the reasonable attorneys' fees and all costs and expenses incurred by the Lender, whether or not an action is actually commenced against Candlewood by reason of such breach. All such fees, costs and expenses shall become part of the Loan Obligations. Notwithstanding the foregoing, if Candlewood prevails in any litigation with the Lender regarding any enforcement action then Candlewood shall not be required to pay the fees, costs and expenses related to such action to the Lender.

        7. Venue; Service of Process. Each of the Lender and Candlewood:

        (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Loan Document or the subject matter hereof or thereof;

        (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-



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named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Loan Document, or the subject matter hereof or thereof, may not be enforced in or by such court; and

        (c) Consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to
Section 6 is reasonably calculated to give actual notice.

        8. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF the Lender AND CANDLEWOOD WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE LOAN OBLIGATIONS OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDER OR CANDLEWOOD IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Candlewood acknowledges that it has been informed by the Lender that the provisions of this Section 9 constitute a material inducement upon which the Lender has relied, is relying and will rely in entering into the Loan Agreement and any other Loan Document, and that it has reviewed the provisions of this
Section 9 with its counsel. the Lender or Candlewood may file an original counterpart or a copy of this Section 9 with any court as written evidence of the consent of the Lender and Candlewood to the waiver of the right to trial by jury.

        9. Successors and Assigns. This Agreement shall be binding upon Candlewood and its successors and assigns and inure to the benefit of the Lender and its successors and assigns.

        10. Amendments or Waivers. This Agreement may not be waived, changed or discharged orally but only by an agreement in writing and, with respect to waivers or discharges, signed by the Lender and, with respect to other changes, signed by the Lender and Candlewood, and any oral waiver, change or discharge of any term or provision of this Agreement shall be without authority and of no force or effect.

        11. Intentionally Omitted.



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        12. Miscellaneous. All covenants, agreements, representations and warranties made in this Agreement or any other Loan Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by the Lender and shall survive the execution and delivery to the Lender hereof and thereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Loan Document and may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be interpreted in accordance with and governed by the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

                [Remainder of this Page Intentionally Left Blank]



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        IN WITNESS WHEREOF, this instrument has been executed and delivered by
Candlewood, under seal, as of the day and year first written above.

                                        CANDLEWOOD HOTEL COMPANY, INC.


                                        By: /s/ WARREN D. FIX
                                            ------------------------------------
                                            Name: Warren D. Fix
                                            Title: Executive Vice President,
                                                   Treasurer and Secretary